SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 2, 2005

FIRST FINANCIAL BANCORP.

(Exact name of registrant as specified in its charter)

Ohio	0-12379	31-1042001
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 High Street Hamilton, Ohio	45011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 867-5447

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K	First Financial Bancorp.

Item 2.02 Results of Operations and Financial Condition.

On November 2, 2005, First Financial Bancorp. issued its earnings press release that included the results of operations and financial condition for the third quarter of 2005. A copy of the earnings press release is attached as Exhibit 99.1.

The earnings press release includes two non-GAAP financial measures. The first non-GAAP financial measure, Net interest margin (fully tax equivalent), appears in the table entitled “Consolidated Financial Data” under the section “Key Ratios.” The second appears in the table entitled “Additional Data – Fully Tax Equivalent Net Interest Income.” The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

Below is a table showing “net interest income” calculated and presented in accordance with GAAP and the adjustments made to arrive at the non-GAAP financial measure “net interest income – tax equivalent.” The table also shows “net interest margin” calculated and presented in accordance with GAAP and the method used to arrive at the non-GAAP financial measure “net interest margin (fully tax equivalent).”

	Three Months Ended					Nine Months Ended September. 30,
	Sep. 30, 2005	June 30, 2005	March 31, 2005	Dec. 31, 2004	Sep. 30, 2004	2005	2004
		(Dollars in thousands)
Net interest income	$33,143	$33,905	$33,980	$34,511	$35,353	$101,028	$105,671
Tax equivalent adjustment	746	756	758	773	778	2,260	2,457

Net interest income - tax equivalent	$33,889	$34,661	$34,738	$35,284	$36,131	$103,288	$108,128

Average earning assets	3,415,090	3,448,924	3,461,330	3,498,762	3,554,969	3,441,612	3,536,595

Net interest margin*	3.85%	3.94%	3.98%	3.92%	3.96%	3.92%	3.99%
Net interest margin (fully tax equivalent)*	3.94%	4.03%	4.07%	4.01%	4.04%	4.01%	4.08%

Margins are calculated using net interest income annualized divided by average earning assets.

Item 7.01 Regulation FD Disclosure.

On November 2, 2005, First Financial Bancorp. issued its earnings press release that included the results of operations and financial condition for the third quarter of 2005. A copy of the earnings press release is attached as Exhibit 99.1.

Item 8.01 Other Events.

On November 2, 2005, First Financial Bancorp. issued a press release announcing its intention to commence a tender offer to repurchase up to 3.25 million shares of its common stock. A copy of the press release is attached as Exhibit 99.2.

Item 9.01 Exhibits.

(c)	Exhibit:

99.1	First Financial Bancorp. Press Release dated November 2, 2005 (re: earnings).

99.2	First Financial Bancorp. Press Release dated November 2, 2005 (re: tender offer).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANCORP.

By:	/s/ J. Franklin Hall
J. Franklin Hall
Senior Vice President and Chief Financial Officer

Date: November 2, 2005

Form 8-K	First Financial Bancorp.

Exhibit Index

Exhibit No.	Description
99.1	First Financial Bancorp. Press Release dated November 2, 2005 (re: earnings).

99.2	First Financial Bancorp. Press Release dated November 2, 2005 (re: tender offer).